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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        October 23, 2001
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                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


            1-1175                                  31-4156620
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      (Commission File Number)                (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                           77002
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(Address of Principal Executive Offices)                      (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.

Press Release for Third Quarter Earnings

On October 23, 2001, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the third quarter of 2001.

Business Outlook for the Fourth Quarter 2001

         Based on current expectations, the Company estimates its fully diluted earnings per share to be approximately $.65 for the fourth quarter of 2001 and approximately $2.74 for the 2001 fiscal year. The Company's earnings estimates are forward-looking under the Private Securities Litigation Reform Act of 1995 and actual results may differ materially. The principal economic assumptions underlying the Company's earnings estimates are the continued impact of the economic slowdown on the Company's revenues and a reduction of the Company's inventory levels. These estimates are also subject to various risks and uncertainties, many of which are outside the control of the Company, including but not limited to: 1) the pace of recovery of the domestic economy; 2) the level of market demand for the Company's products; 3) the rate at which benefits are realized from cost-reduction programs recently completed, currently under way or to be initiated in the near future; 4) competitive pressures and future global economic conditions; 5) uncertainty in the United States and foreign countries as a result of the terrorist attacks on September 11, 2001; and 6) any actions resulting from the Company's review of strategic alternatives. The estimates also assume, without limitation, no significant change in competitive conditions and other risk factors as set forth in the Company's periodic filings with the Securities and Exchange Commission.

Item 7.           Financial Statements and Exhibits.

                  Exhibits

                  99.1 Company press release dated October 23, 2001 titled "Cooper Industries Announces Third-Quarter Earnings of 78 Cents Per Share"

                  99.2 Company "Sales Trends" to be posted on the Company's website.

Item 9.           Regulation FD Disclosure

Posting of Quarterly Sales Trends

On October 23, 2001, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.2.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COOPER INDUSTRIES, INC.
                                                (Registrant)



Date: October 23, 2001                          /s/ D. Bradley McWilliams
                                                --------------------------------
                                                D. Bradley McWilliams
                                                Senior Vice President and
                                                Chief Financial Officer







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                                  EXHIBIT INDEX


Exhibit No.
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        99.1 Company press release dated October 23, 2001 titled "Cooper
        Industries Announces Third-Quarter Earnings of 78 Cents Per Share"

        99.2 Company "Sales Trends" to be posted on the Company's website.